                                                                    EXHIBIT 10.6

                             WESTCORP CAFETERIA PLAN
                                      WITH
                          FLEXIBLE SPENDING ARRANGEMENT

                             PARTICIPATION AGREEMENT

      THIS AGREEMENT, among Westcorp, a California corporation, (hereinafter referred to as the "the Plan Sponsor"), and the following subsidiaries: WESTERN FINANCIAL ASSOCIATE SOLUTIONS, a California corporation, WESTERN FINANCIAL BANK, a federally chartered savings bank, WFS FINANCIAL INC., a California corporation, WESTFIN INSURANCE AGENCY, INC., a California corporation, WFS RECEIVABLES CORPORATION, a Nevada corporation, and WESTRAN SERVICES CORPORATION, a California corporation (each individually referred to as "Subsidiary" and collectively referred to as "Subsidiaries"), and the BENEFIT PLAN COMMITTEE, on behalf of the Westcorp Cafeteria Plan with Flexible Spending Arrangements (the "Plan"), is effective as of January 1, 2004.

      WHEREAS, the Plan Sponsor originally adopted the Plan effective January 1, 2004, and its sponsorship of the Plan remains in effect;

      WHEREAS, each Subsidiary, in accordance with Article 10.2 of the Plan, has been approved by the BENEFIT PLAN COMMITTEE as an entity eligible to sponsor the Plan; and

      WHEREAS, each Subsidiary, pursuant to resolutions adopted by its Board of Directors, has accepted it designation as an entity eligible to sponsor the Plan, and has specifically indicated its desire to adopt the Plan and be bound by its terms.

      NOW, THEREFORE, it is mutually agreed as follows:

      1. Each Subsidiary hereby adopts the Plan and accepts co-sponsorship of the Plan with the Plan Sponsor, effective as of the date specified above, and specifically agrees to be bound by the terms of the Plan.

      2. Each Subsidiary hereby agrees that the Plan Sponsor and/or the Benefit Plan Committee can amend the Plan and Trust documents as provided in the documents, to be bound by any such amendments entered into by the Plan Sponsor and/or the Benefit Plan Committee in accordance with Article 11.1 of the Plan, and that it shall be deemed to have approved such amendments.

      3. Each Subsidiary hereby agrees that the Plan shall be administered by the Benefit Plan Committee as provided in Article 10 of the Plan.

      4. To the extent not specified by the terms of the Plan, each Subsidiary agrees that the Plan Sponsor shall have the sole authority and discretion to determine the amounts of employer contributions that the Subsidiary shall make to the Plan.

      5. The Plan Sponsor accepts the adoption and co-sponsorship of the Plan by the Subsidiary, effective as of the date specified above.

      6. The Benefit Plan Committee agrees to the adoption and co-sponsorship of the Plan by the Subsidiary, effective as of the date specified above.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed this ___________ day of _______________, 2004.

                                         WESTCORP

                                         By: ___________________________________

                                         WESTERN FINANCIAL ASSOCIATE SOLUTIONS

                                         By: ___________________________________

                                         WESTERN FINANCIAL BANK

                                         By: ___________________________________

                                         WFS FINANCIAL INC

                                         By: ___________________________________

                                         WESTFIN INSURANCE AGENCY, INC.

                                         By: ___________________________________

                                         WFS RECEIVABLES CORPORATION

                                         By: ___________________________________

                                         WESTRAN SERVICES CORPORATION

                                         By: ___________________________________

                                         WESTCORP ESOP AND SALARY SAVINGS PLAN

                                         By: ___________________________________
                                             Shaunna Monticelli on behalf of the
                                             Benefit Plan Committee for the Plan